UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;          Compensatory Arrangements of Certain Officers
As noted under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of HomeTrust Bancshares, Inc. (the “Company”) held on November 14, 2022, the Company’s stockholders approved the Company's 2022 Omnibus Incentive Plan (the “Plan”). A description of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 3, 2022 under the heading “Proposal III. Approval of the 2022 Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the Plan is attached to that proxy statement as Appendix A and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
The voting results of the Annual Meeting are as follows:
Proposal    1:    Election of three directors, Laura C. Kendall for a three-year term, Rebekah M. Lowe for a three-year term, and Dana L. Stonestreet for a one-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Laura C. Kendall	10,115,922	898,154	2,619,205
Rebekah M. Lowe	10,129,950	884,126	2,619,205
Dana L. Stonestreet	10,264,205	749,871	2,619,205
The Company’s directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected for the term indicated.
Proposal    2:    Advisory (non-binding) vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,436,261	508,635	69,180	2,619,205
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Proposal    3:    Approval of the HomeTrust Bancshares, Inc. 2022 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,327,532	1,624,291	62,253	2,619,205
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Proposal    4:    Ratification of the Appointment of FORVIS, LLP as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,275,551	227,049	130,681	0
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: November 15, 2022	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

3